16. Employee Benefit Plan	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Employee Benefit Plan

After the acquisition of IPSA on February 9, 2015, the Company has two 401(k) plans which cover substantially all employees.  The Company had a 401(k) plan in place prior to the acquisition and IPSA had also had a 401(k) plan.  Plan participants in either plan can make voluntary contributions of up to 15 percent of compensation, subject to certain limitations.  Under the Company’s plan that was in place prior to the acquisition, the Company matches a portion of employee deferrals.  Under the plan established by IPSA, there are no matches of a portion of employee deferrals.  It is the Company’s intent during 2016 to combine the two plans.  Total company contributions to the plans for the years ended December 31, 2015 and 2014 were approximately $50,140 and $51,296, respectively.